Exhibit 32

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Paul J. Kolkmeyer, President and Chief Executive Officer, and John R. Koelmel, Executive Vice President, Chief Financial Officer of First Niagara Financial Group, Inc. (the "Company"), each certify in his capacity as an officer of the Company that he has reviewed the Annual Report of the Company on Form 10-K for the year ended December 31, 2003 and that to the best of his knowledge:

      1. the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


Date: March 12, 2004                       /s/ Paul J. Kolkmeyer
                                           -------------------------------------
                                           Paul J. Kolkmeyer
                                           President and Chief Executive Officer


Date: March 12, 2004                       /s/ John R. Koelmel
                                           -------------------------------------
                                           John R. Koelmel
                                           Executive Vice President,
                                           Chief Financial Officer